Exhibit 10.1

EXECUTION VERSION

February 14, 2018
Cheniere Corpus Christi Holdings, LLC
700 Milam St., Suite 1900
Houston, Texas 77002
Attention: Treasurer
Telephone: 713-375-5290
Fax: 713-375-6000
Email: lisa.cohen@cheniere.com

Re: Consent for Amendment to the Common Security and Account Agreement

Ladies and Gentlemen:

Reference is made to (a) the Common Security and Account Agreement, dated as of May 13, 2015 and as amended on September 7, 2017 (as amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Company”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors”), the Initial Senior Creditor Group Representatives listed in Schedule C thereto and the Senior Creditor Group Representatives that accede thereto from time to time, for the benefit of all Senior Creditors, Société Générale as the Intercreditor Agent for the Facility Lenders and any Hedging Banks, Société Générale as Security Trustee, and Mizuho Bank, Ltd. as Account Bank, (b) the Intercreditor Agreement, dated as of May 13, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Intercreditor Agreement”), by and among the Intercreditor Parties party thereto from time to time, and Société Générale as the Intercreditor Agent and the Security Trustee, (c) the Term Loan Facility Agreement, dated as of May 13, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Term Loan Facility Agreement”), among the Company, the Guarantors, each Term Lender party thereto from time to time, and Société Générale, as the Term Loan Facility Agent, and (d) the Working Capital Facility Agreement, dated as of December 14, 2016 (as amended, amended and restated, modified or supplemented from time to time, the “Working Capital Facility Agreement”), among the Company, the Guarantors, the Working Capital Lenders party thereto from time to time, The Bank of Nova Scotia and Sumitomo Mitsui Banking Corporation as Issuing Banks, Mizuho Bank, Ltd., as Swing Line Lender and The Bank of Nova Scotia, as Working Capital Facility Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Common Security and Account Agreement, Intercreditor Agreement, Term Loan Facility Agreement or the Working Capital Facility Agreement, as applicable.

1.Consent. Pursuant to Section 12.14 (Amendments) and Section 7.2(a)(i) (Modification Approval Levels) of the Common Security and Account Agreement, Section 10.01 (Decisions; Amendments, Etc.) of the Term Loan Facility Agreement, Section 11.01 (Decisions; Amendments,

Etc.) of the Working Capital Facility Agreement and Section 3 (Voting and Decision Making) of the Intercreditor Agreement, the undersigned Requisite Intercreditor Parties hereby consent to the amendment of the Common Security and Account Agreement substantially in the form of Exhibit A attached hereto (the “Common Security and Account Agreement Amendment”).

2.Effectiveness. The consent set forth herein shall be effective only in the specific instance described herein and for the specific purpose for which it was given, and nothing herein shall be construed to limit or bar any rights or remedies of any Secured Party. For the avoidance of doubt and without limiting the generality of the foregoing, no other change, amendment, consent or waiver with respect to the terms and provisions of any other Finance Document, Material Project Agreement or Subsequent Material Project Agreement is intended or contemplated hereby (which terms and provisions remain unchanged and in full force and effect). Nothing herein shall be construed as or deemed to be (a) a waiver or consent by the Secured Parties of any past, present or future breach or non-compliance with any terms or provisions contained in any Finance Document, Material Project Agreement or Subsequent Material Project Agreement, or (b) a guide to, or an intent or indication of, future actions or decisions by any Secured Party.

3.	Voting and Direction Matters.

(a)
With respect to the Term Loan Facility Agreement, by their signature below, each of the undersigned Term Lenders instructs the Term Loan Facility Agent as the Senior Creditor Group Representative and the Designated Voting Party for the Term Lenders to (i) cast its vote for the consent set forth herein in accordance with Section 3 (Voting and Decision Making) of the Intercreditor Agreement, (ii) direct the Intercreditor Agent to consent to the execution by the Security Trustee of the Common Security and Account Agreement Amendment and (iii) instruct the Intercreditor Agent to execute this consent letter.

(b)
Based on the instructions above, the Term Loan Facility Agent, as Senior Creditor Group Representative and the Designated Voting Party for the Term Lenders, hereby (i) casts its vote for the consent set forth herein and (ii) directs the Intercreditor Agent to consent to the execution by the Security Trustee of the Common Security and Account Agreement Amendment.

(c)
With respect to the Working Capital Facility Agreement, by their signature below, each of the undersigned Working Capital Lenders instructs the Working Capital Facility Agent as the Senior Creditor Group Representative and the Designated Voting Party for the Working Capital Lenders to (i) cast its vote for the consent set forth herein in accordance with Section 3 (Voting and Decision Making) of the Intercreditor Agreement, (ii) direct the Intercreditor Agent to consent to the execution by the Security Trustee of the Common Security and Account Agreement Amendment and (iii) instruct the Intercreditor Agent to execute this consent letter.

(d)
Based on the instructions above, the Working Capital Facility Agent, as Senior Creditor Group Representative and the Designated Voting Party for the Working Capital Lenders, hereby (i) casts its vote for the consent set forth herein and (ii) directs the Intercreditor Agent to consent to the execution by the Security Trustee of the Common Security and Account Agreement Amendment.

(e)
Based on the instructions above from the Term Loan Facility Agent, as Senior Creditor Group Representative and the Designated Voting Party for the Term Lenders, and the Working Capital Facility Agent, as Senior Creditor Group Representative and Designated Voting Party for the Working Capital Lenders, which comprises instructions from the Requisite Intercreditor Parties in accordance with Section 4.3 (Majority Voting Issues) of the Intercreditor Agreement, the Intercreditor Agent hereby (i) grants its consent to the requested Senior Creditor Action as set forth herein and (ii) by its signature below, directs the Security Trustee to execute the Common Security and Account Agreement Amendment.

4.GOVERNING LAW. THIS CONSENT LETTER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

5.Counterparts. This consent letter may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this consent letter by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this consent letter.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

ABN AMRO CAPITAL USA LLC,
as Term Lender

By:	/s/ David Montgomery
Name: David Montgomery
Title: Managing Director

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

APPLE BANK FOR SAVINGS,
as Term Lender

By:	/s/ Jonathan C. Byron
Name: Jonathan C. Byron
Title: Senior Vice President
Export Credit & Corporate Finance

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

BANCO BILBAO VIZCAYA
ARGENTARIA, S.A. NEW YORK
BRANCH,
as Term Lender

By:	/s/ Vincenzo Iemmolo
Name: Vincenzo Iemmolo
Title:

By:	/s/ Rafael Ruiz
Name: Rafael Ruiz
Title:

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

BANCO DE SABADELL, S.A. - MIAMI
BRANCH,
as Term Lender

By:	/s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

BANK OF AMERICA, N.A.,
as Term Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

BNP PARIBAS,
as Term Lender

By:	/s/ Manoj Khatri
Name: Manoj Khatri
Title: Director

By:	/s/ Chris Fukuoka
Name: Chris Fukuoka
Title: Vice President

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CAIXABANK, S.A.,
as Term Lender

By:	/s/ David Ferrerons Clot
Name: David Ferrerons Clot
Title: Director

By:	/s/ Jesus Ansede Ferreiro
Name: Jesus Ansede Ferreiro
Title: Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CIT FINANCE LLC,
as Term Lender

By:	/s/ Joseph Gyurindak
Name: Joseph Gyurindak
Title: Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

COMMONWEALTH BANK OF
AUSTRALIA,
as Term Lender
By its attorney under Power of Attorney dated
24 June 2013:
Signature of Attorney:	/s/ David Sparling
Name of Attorney:	David Sparling

Signed by its duly constituted attorney in the
presence of:

Signature of Witness:	/s/ Marie Sexton
Name of Witness:	Marie Sexton

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CRÉDIT INDUSTRIEL ET
COMMERCIAL,
as Term Lender

By:	/s/ Philippe Ginestet
Name: Philippe Ginestet
Title:

By:	/s/ Raphaël Vincens
Name: Raphaël Vincens
Title:

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as Term Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

DBS BANK LTD.,
as Term Lender

By:	/s/ Subash Narayanan
Name: Subash Narayanan
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

FIRSTBANK PUERTO RICO D/B/A
FIRSTBANK FLORIDA,
as Term Lender

By:	/s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP Corporate Banking

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

GOLDMAN SACHS BANK USA,
as Term Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

HSBC BANK USA, NATIONAL
ASSOCIATION,
as Term Lender and Working Capital Lender

By:	/s/ Duncan Cairo
Name: Duncan Cairo
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

INDUSTRIAL AND COMMERCIAL
BANK OF CHINA LIMITED, NEW YORK
BRANCH,
as Term Lender

By:	/s/ Guoshen Sun
Name: Guoshen Sun
Title: Deputy General Manager

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

ING CAPITAL LLC,
as Term Lender and Working Capital Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

INTESA SANPAOLO, S.P.A.,
NEW YORK BRANCH,
as Term Lender

By:	/s/ Francesco DiMario
Name: Francesco DiMario
Title: First Vice President

By:	/s/ Nicholas A. Matacchieri
Name: Nicholas A. Matacchieri
Title: Vice President

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Term Lender

By:	/s/ Travis Watson
Name: Travis Watson
Title: Vice President

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

LANDESBANK BADEN-
WÜRTTEMBERG, NEW YORK
BRANCH,
as Term Lender

By:	/s/ Arndt Bruns
Name: Arndt Bruns
Title: VP

By:	/s/ Martin Breckheimer
Name: Martin Breckheimer
Title: Head of Corporate and
Institutional Banking

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

LLOYDS BANK PLC,
as Term Lender

By:	/s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Assistant Manager
Transaction Execution
Category A
B002

By:	/s/ Jennifer Larrow
Name: Jennifer Larrow
Title: Assistant Manager
Transaction Execution
Category A
L003

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

C.M. LIFE INSURANCE COMPANY,
as Term Lender

By:	/s/ Richard Randall
Name: Richard Randall
Title: Attorney

By:	/s/ Alec Montgomery
Name: Alec Montgomery
Title: Attorney

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY,
as Term Lender

By:	/s/ Richard Randall
Name: Richard Randall
Title: Attorney

By:	/s/ Alec Montgomery
Name: Alec Montgomery
Title: Attorney

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties hereto have caused this consent letter to be executed by their respective officers as of the day and year first above written.

MIZUHO BANK, LTD.,
as Term Lender and Working Capital Lender
By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

MORGAN STANLEY BANK, N.A.,
as Term Lender

By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING,
INC.,
as Term Lender

By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

RAYMOND JAMES BANK, N.A.,
as Term Lender

By:	/s/ Robert F. Moyle
Name: Robert F. Moyle
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

ROYAL BANK OF CANADA,
as Term Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

SIEMENS FINANCIAL SERVICES, INC.,
as Term Lender

By:	/s/ Patrick N. Riley
Name: Patrick N. Riley
Title: Vice President

By:	/s/ Steven Kanaplue
Name: Steven Kanaplue
Title: Vice President

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

STANDARD CHARTERED BANK,
as Term Lender

By:	/s/ Taimur Baig
Name: Taimur Baig
Title: Executive Director

By:	/s/ Stephen Hackett
Name: Stephen Hackett
Title: MD

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

SUMITOMO MITSUI BANKING
CORPORATION,
as Term Lender and Working Capital Lender

By:	/s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD.,
as Term Lender

By:	/s/ Saad Iqbal
Name: Saad Iqbal
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE IYO BANK, LTD.,
as Term Lender

By:	/s/ Yasuji Fujita
Name: Yasuji Fujita
Title: Executive Officer

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE KOREA DEVELOPMENT BANK,
as Term Lender

By:	/s/ Woong Chan Park
Name: Woong Chan Park
Title: General Manager
Project Finance Department
Korea Development Bank

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Term Lender

By:	/s/ Larry Robinson
Name: Larry Robinson
Title: Managing Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
as Term Lender and Working Capital Lender

By:	/s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
as Working Capital Facility Agent, as Senior
Creditor Group Representative for the
Working Capital Lenders, and as Designated
Voting Party for the Working Capital Lenders

By:	/s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

IN WITNESS WHEREOF, the parties hereto have caused this consent letter to be executed by their respective officers as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Term Lender

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Term Loan Facility Agent, as Senior
Creditor Group Representative for the Term
Lenders, and as Designated Voting Party for
the Term Lenders

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Intercreditor Agent

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

ACKNOWLEDGED AND AGREED:

CHENIERE CORPUS CHRISTI
HOLDINGS, LLC, as the Company

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI LIQUEFACTION,
LLC, as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CORPUS CHRISTI
PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI PIPELINE GP, LLC,
as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CONSENT (CSAA AMENDMENT)

Exhibit A
Form of Amendment to Common Security and Account Agreement

EXECUTION VERSION

SECOND AMENDMENT TO
COMMON SECURITY AND ACCOUNT AGREEMENT

This Second Amendment, dated as of [●], 2018 (the “Second Amendment”), among Cheniere Corpus Christi Holdings, LLC (the “Company”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors” and, together with the Company, the “Securing Parties”), Société Générale as Security Trustee, and Mizuho Bank, Ltd., as Account Bank, amends the Common Security and Account Agreement, dated as of May 13, 2015 and as amended on September 7, 2017 (as amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”), by and among the Securing Parties, the Initial Senior Creditor Group Representatives listed in Schedule C thereto and the Senior Creditor Group Representatives that accede thereto from time to time, for the benefit of all Senior Creditors, Société Générale as Intercreditor Agent for the Facility Lenders and any Hedging Banks, Société Générale as Security Trustee, and Mizuho Bank, Ltd., as Account Bank. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Security and Account Agreement.

WHEREAS, the Company entered into a Common Terms Agreement, dated as of May 13, 2015, and amended on September 7, 2017 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among the Company, the Guarantors, Société Générale as the Term Loan Facility Agent on behalf of itself and the Term Lenders, and as Intercreditor Agent for the Facility Lenders, and each other Facility Agent that is party to the agreement from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, which contains certain covenants applicable to the Loan Parties;

WHEREAS, the Company entered into an Indenture, dated as of May 18, 2016, as supplemented on December 9, 2016 by the First Supplemental Indenture and on May 19, 2017 by the Second Supplemental Indenture (as amended, amended and restated, modified or supplemented from time to time, the “Indenture”), among the Company, as issuer, the Guarantors, as guarantors and The Bank of New York Mellon, as trustee;

WHEREAS, the Company has requested that Intercreditor Agent agree on behalf of each Senior Creditor Group Representative to amend the Common Security and Account Agreement as set forth in the Second Amendment; and

WHEREAS, the Requisite Secured Parties have authorized the Intercreditor Agent to instruct the Security Trustee to amend the Common Security and Account Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Amendments to Common Security and Account Agreement. The Company, the Guarantors and the Security Trustee each agree that the Common Security and Account Agreement is amended by adding the following as a new Section 2.11 (Loan Party Guarantees) to the Common Security and Account Agreement:

2.11 Secured Party Guarantees. Notwithstanding any other provision contained herein or in any other Finance Document, including without limitation Section 12.15 (Guarantees) of the Common Terms Agreement and Section 4.25 Limitation on Guarantees) of the Indenture, a Securing Party may guarantee any obligations of any other Securing Party that such other Securing Party is permitted to incur under the Finance Documents.

Section 2. Representations, Events of Default and Guarantees. The undersigned signatory of each Securing Party hereby certifies that she is an Authorized Officer of such Securing Party and, solely in such capacity and not in her personal capacity, hereby certifies to the Senior Creditor Group Representatives, as of the date of this Second Amendment, the following:

(a)
Each of the Repeated Representations made by such Securing Party is true and correct in all material respects, except for those representations and warranties that are qualified by materiality, which are true and correct in all respects, as to such Securing Party on and as of the date of this Second Amendment as if made on and as of such date (or, if stated to have been made solely as of an earlier date, as of such earlier date);

(b)
No Unmatured Event of Default or Event of Default has occurred and is Continuing on such date or could reasonably be expected to result from the consummation of the transactions contemplated by this Second Amendment; and

(c)
As of the date of this Second Amendment, the guarantee of the Senior Debt Obligations by each Guarantor is in full force and effect in accordance with Article 11 (Guarantees) of the Common Security and Account Agreement and this Second Amendment could not reasonably be expected to alter the effectiveness of such guarantees.

Section 3. Effectiveness. This Second Amendment shall be effective upon (x) the receipt by the Security Trustee of executed counterparts of this Second Amendment by the Company and each Guarantor and (y) the execution of this Second Amendment by the Security Trustee.

Section 4. Finance Document. This Second Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Security and Account Agreement.

Section 5. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 6. Headings. All headings in this Second Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit. This Second Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 8. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Security and Account Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

[Signature pages follow]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

CHENIERE CORPUS CHRISTI
HOLDINGS, LLC, as the Company

By:
Name:
Title:

CORPUS CHRISTI LIQUEFACTION,
LLC, as Guarantor

By:
Name:
Title:

CHENIERE CORPUS CHRISTI
PIPELINE, L.P., as Guarantor

By:
Name:
Title:

CORPUS CHRISTI PIPELINE GP, LLC,
as Guarantor

By:
Name:
Title:

SIGNATURE PAGE TO CSAA AMENDMENT

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Security Trustee (with the prior written
consent of the Intercreditor Agent) and
Intercreditor Agent on its own behalf and on
on behalf of the Intercreditor Parties

By:
Name:
Title:

SIGNATURE PAGE TO CSAA AMENDMENT

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

MIZUHO BANK, LTD.,
as Account Bank

By:
Name:
Title:

SIGNATURE PAGE TO CSAA AMENDMENT